SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2003

ENVIRONMENTAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15472	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

The purpose of this Current Report on Form 8-K/A is to file corrected versions of Exhibits 2.1 and 3.1 to the Current Report on Form 8-K dated June 2, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger dated as of June 2, 2003, among Environmental Power Corporation, EPC Holdings 1, Inc. and EPC Merger Sub, Inc.

3.1	Restated Certificate of Incorporation of the Registrant

3.2	Restated By-Laws of the Registrant

99.1	Press Release issued on June 2, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ JOSEPH E. CRESCI
Joseph E. Cresci Chairman and Chief Executive Officer

Dated: June 10, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1(1)	Agreement and Plan of Merger dated as of June 2, 2003, among Environmental Power Corporation, EPC Holdings 1, Inc. and EPC Merger Sub, Inc.

3.1(1)	Restated Certificate of Incorporation of the Registrant

3.2(2)	Restated By-Laws of the Registrant

99.1(2)	Press Release issued on June 2, 2003

(1)	Filed herewith.
(2)	Previously filed.